Exhibit 10.41

FIRST AMENDMENT TO

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of March 27, 2014 by and among Energy & Exploration Partners, Inc., a Delaware corporation (the “Company”), and each of the undersigned Holders. This Amendment amends the Amended and Restated Stockholders Agreement dated as of April 8, 2013 among the Company and the Holders (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

RECITALS:

WHEREAS, on the date hereof and pursuant to the Third Supplement to Note Purchase Agreement, dated as of March 27, 2014, by and among the Company, as Issuer, Cortland Capital Market Services LLC, as administrative agent for the Holders and the Holders named therein (the “Third Supplement”), the Company is issuing warrants (the “New Warrants”) to purchase shares of Series A Preferred Stock and Series B Preferred Stock to certain Holders, and in connection therewith the Company and the Holders desire to amend the Agreement to address certain matters related to the New Warrants and the issuance thereof.

NOW, THEREFORE, in consideration of the premises, the agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

(a) The definition of “Note Purchase Agreement” in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Note Purchase Agreement” means the Note Purchase Agreement, dated as of April 8, 2013, by and among the Company, as Issuer, Cortland Capital Market Services LLC, as administrative agent for the Holders and the Holders named therein, as amended by the First Supplement to Note Purchase Agreement, dated as of December 12, 2013, the Second Supplement to Note Purchase Agreement, dated as of January 31, 2014, and the Third Supplement to Note Purchase Agreement, dated as of March 27, 2014.

(b) The definition of “Series A Warrants” in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Series A Warrants” means warrants issued pursuant to the Note Purchase Agreement and exercisable for Shares of Series A Preferred Stock, any warrants to purchase Shares of Series A Preferred Stock issued upon exchange of Series B Warrants pursuant to the terms of the Series B Warrants and all warrants issued upon permitted Transfer, division or combination of, or in substitution for, any thereof.

(c) The definition of “Series B Warrants” in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Series B Warrants” means warrants issued pursuant to the Note Purchase Agreement and exercisable for Shares of Series B Preferred Stock, and all warrants issued upon permitted Transfer, division or combination of, or in substitution for, any thereof.

(d) The definition of “Significant Holder Majority” in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

“Significant Holder Majority” means two-thirds of the Shares of Series A Preferred Stock and any Series A Warrants held by Significant Holders and their Affiliates. For purposes of the foregoing, “two-thirds” of such Shares of Series A Preferred Stock and Series A Warrants shall be determined on a basis assuming the exercise of all such Series A Warrants.

(e) Section 12(l) is amended and restated to read in its entirety as follows:

“(l) amend, alter or change the Certificate of Incorporation or the Bylaws of the Company in a manner that adversely affects the economic interests of the Holders of Preferred Stock or the Warrantholders (assuming for purposes of this Section 12(l) that all Warrants were exercised as of the date hereof); provided, however, that consent of the Significant Holders pursuant to this Section 12 is hereby granted with respect to the amendment of the Certificates of Designations of the Series A Preferred Stock and the Series B Preferred Stock on the date hereof to increase the number of authorized Shares of Series A Preferred Stock and Series B Preferred to equal the maximum number of Shares of Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of the Warrants.”

SECTION 2. Inapplicability of Section 11 of the Agreement. For the avoidance of doubt, the Company and the Holders confirm their understanding and agreement that, as a result of the amendments to the Agreement set forth herein and pursuant to clause (iii) of paragraph (e) Section 11 of the Agreement, the rights set forth in Section 11 of the Agreement shall not be applicable to the issuance of the New Warrants, the Shares of Preferred Stock issuable upon the exercise of the New Warrants or the Shares of Common Stock issuable upon the conversion of such Shares of Preferred Stock.

SECTION 3. Consent of Significant Holders. Each undersigned Holder that is a Significant Holder or an Affiliate of a Significant Holder hereby consents pursuant to Section 12 of the Agreement to (i) the execution, delivery and performance by the Company of the Third Supplement, including without limitation the issuance of the New Warrants, the Shares of Preferred Stock issuable upon the exercise of the New Warrants and the Shares of Common Stock issuable upon the conversion of such Shares of Preferred Stock, and (ii) the amendment of the Company’s Certificate of Incorporation to increase the number of authorized Shares of Series A Preferred Stock and Series B Preferred Stock so as to permit the exercise of all Series A Warrants and Series B Warrants (as such terms are amended hereby).

SECTION 4. Continuing Effect. Except as specifically amended by this Amendment, the Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects and for all purposes.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signature pages follow]

EXECUTED and delivered on the date first above written.

COMPANY:

ENERGY & EXPLORATION PARTNERS, INC.

By:	/s/ B. Hunt Pettit
Name: B. Hunt Pettit
Title: President and Secretary

HOLDERS:

H PETTIT HC, INC.

By:	/s/ B. Hunt Pettit
Name: B. Hunt Pettit
Title: President and Secretary

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Oso + Toro Multi Strategy Fund Series Interests of the SALI Multi-Series Fund II 3(c)(1), L.P.

By:	SALI Fund Management, LLC
Its:	Investment Manager

By:	/s/ Thomas A. Nieman
Name:	Thomas A. Nieman
Its:	Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Oso + Toro Multi Strategy Fund (Tax Exempt) Segregated Portfolio of SALI Multi-Series Fund SPC, Ltd.

By:	SALI Fund Partners, LLC
Its:	General Partner

By:	/s/ Thomas A. Nieman
Name:	Thomas A. Nieman
Its:	Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Carl Lasner
Carl Lasner

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Jason Roberts
Jason Roberts

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Zachary Burk Lowe
Zachary Burk Lowe

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Janice Boswell
Janice Boswell

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Laura Pettit
Laura Pettit

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Matthew F. Ledbetter
Matthew F. Ledbetter

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Amber Boswell
Amber Boswell

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Brian Nelson
Brian Nelson

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ David Patty
David Patty

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Robert Karpman
Robert Karpman

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Tom McNutt
Tom McNutt

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Scott Burk
Scott Burk

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ John Richards
John Richards

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Jim Howe
Jim Howe

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Chase Hanna
Chase Hanna

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Chad Galloway
Chad Galloway

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Lawrence B. Van Ingen
Lawrence B. Van Ingen

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Steve Wilson
Steve Wilson

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Cody Smith
Cody Smith

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ John Foster Pettit, Jr.
John Foster Pettit, Jr.

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Elizabeth Pettit LaVaccare
Elizabeth Pettit LaVaccare

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ Pamela Noelle Pennington
Pamela Noelle Pennington

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ TOM McNUTT
TOM McNUTT, as Trustee of the SYLVIA SIGNOR FAMILY TRUST

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ TOM McNUTT
TOM McNUTT, as Trustee of the SYLVIA SIGNOR EDUCATION TRUST

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/s/ BRIAN HUNTLEY PETTIT
BRIAN HUNTLEY PETTIT, as Trustee of the PETTIT 2012 CHILDREN’S TRUST

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

/s/ BRIAN HUNTLEY PETTIT
BRIAN HUNTLEY PETTIT, as Trustee of the PETTIT 2012 FAMILY TRUST

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Highbridge Principal Strategies – Mezzanine Partners II Delaware Subsidiary, LLC

By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P.
Its:	Manager

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Highbridge Principal Strategies – AP Mezzanine Partners II, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

ENXP OFFSHORE, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

ENXP INSTITUTIONAL, L.P.

By:	Highbridge Principal Strategies Mezzanine Partners II Offshore GP, L.P.
Its:	General Partner

By:	Highbridge Principal Strategies, LLC,
Its:	General Partner

By:	/s/ Marcus Colwell
Name: Marcus Colwell
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Apollo Investment Corporation

By:	Apollo Investment Management, L.P.
Its:	Advisor

By:	ACC Management, LLC
Its:	General Partner

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: President

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Apollo Special Opportunities Managed Account, L.P.

By: Apollo SOMA Advisors, L.P., its General Partner

By: Apollo SOMA Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

Apollo Centre Street Partnership, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its General Partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Stockholders Agreement

ANS U.S. Holdings Ltd.

By:	Apollo SK Strategic Advisors, LLC, its sole director

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Assistant Secretary

Signature Page to First Amendment to Amended and Restated Stockholders Agreement